TF1 P2 09/22

SUPPLEMENT DATED SEPTEMBER 27, 2022

TO THE PROSPECTUS DATED JULY 1, 2022

OF

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

(a series of Franklin Tax-Free Trust)

The prospectus is amended as follows:

I. The following replaces the footnote 3 under “Annual Fund Operating Expenses” table in the “Fund Summary – Fees and Expenses of the Fund” section of the prospectus:

3. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until June 30, 2023. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without the approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on the Fund’s fees and expenses (which would result in lower fees for shareholders).

II. The following replaces the thirteenth paragraph under the “Fund Details – Management” section in the prospectus:

The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of specified Funds so that transfer agency fees for that class do not exceed 0.03% for Franklin Federal Limited-Term Tax-Free Income Fund and Franklin Massachusetts Tax-Free Income Fund and 0.02% for Federal Intermediate-Term Fund until June 30, 2023. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

Please keep this supplement with your prospectus for future reference.